EXHIBIT 10.7




                               EXCHANGE AGREEMENT


                                     Between

                                  Unicorp, Inc.

                                       and

                            Affiliated Holdings, Inc.




                               Dated July 29, 2004

                               EXCHANGE AGREEMENT


     THIS EXCHANGE AGREEMENT (hereinafter referred to as this "Agreement") is entered into as of this 29th day of July 2004 by and between UNICORP, Inc., a Nevada corporation (hereinafter referred to as "Unicorp"), Affiliated Holdings, Inc., a Texas corporation (hereinafter referred to as "Affiliated Holdings"), and all of the shareholders of Affiliated Holdings ("Shareholders") upon the following premises:

                                    Premises
                                    --------

     WHEREAS, Unicorp is a publicly held corporation organized under the laws of the State of Nevada;

     WHEREAS, Affiliated Holdings is a corporation organized under the laws of the State of Texas;

     WHEREAS, management of the constituent corporations have determined that it is in the best interest of the parties that Unicorp acquire 100% of the issued and outstanding securities of Affiliated Holdings in exchange for the issuance of certain shares of Unicorp to the Shareholders (the "Exchange") on the terms described herein; and

     WHEREAS, Unicorp and the Shareholders desire to set forth the terms of the Exchange, which is intended to constitute a tax-free reorganization pursuant to the provisions of Section 368(a)(1)(B) of the Internal Revenue Code of 1986.

                                    Agreement
                                    ---------

     NOW THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived herefrom, it is hereby agreed as follows:

                                    ARTICLE I

    REPRESENTATIONS, COVENANTS, AND WARRANTIES OF AFFILIATED HOLDINGS, INC.

     As an inducement to, and to obtain the reliance of Unicorp, except as set forth on the Affiliated Holdings Schedules (as hereinafter defined), Affiliated Holdings represents and warrants as follows:

     Section 1.01   Organization.  Affiliated  Holdings  is  a  corporation duly
                    ------------
organized, validly existing, and in good standing under the laws of the State of Texas and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the states or countries in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification, except where failure to be so qualified would not have a material adverse effect on its business. Complete and correct Articles of Incorporation and Bylaws as in effect on the date hereof, have been delivered to Unicorp. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of Affiliated Holdings' Articles of Incorporation or Bylaws. Affiliated Holdings has taken all actions required by law, its Articles of Incorporation or Bylaws, or otherwise to authorize the execution and delivery of this Agreement. Affiliated Holdings has full power, authority, and legal right and has taken all action required by law, its Articles of Incorporation and Bylaws and otherwise to consummate the transactions herein contemplated.

     Section 1.02   Capitalization.  The authorized capitalization of Affiliated
                    --------------
Holdings consists of 1,000 shares of common stock, of which 1,000 shares are currently issued and outstanding. All issued and outstanding shares are legally issued, fully paid, and non-assessable and not issued in violation of the preemptive or other rights of any person.

     Section 1.03   Subsidiaries  and  Predecessor  Corporations.  Affiliated
                    --------------------------------------------
Holdings does not have any predecessor corporation(s) or subsidiaries, and does not own, beneficially or of record, any shares of any other corporation.

     Section 1.04   Financial  Statements.
                    ---------------------

          (a) All such financial statements have been prepared in accordance with generally accepted accounting principles. The Affiliated Holdings balance sheets present a true and fair view as of the dates of such balance sheets of the financial condition of Affiliated Holdings. Affiliated Holdingsdid not have, as of the dates of such balance sheets, except as and to the extent reflected or reserved against therein, any liabilities or obligations (absolute or contingent) which should be reflected in the balance sheets or the notes thereto, prepared in accordance with generally accepted accounting principles, and all assets reflected therein are properly reported and present fairly the value of the assets of Affiliated Holdings in accordance with generally accepted accounting principles.

          (b) Affiliated Holdings has no liabilities with respect to the payment of any federal, state, county, local or other taxes (including any deficiencies, interest or penalties), except for taxes accrued but not yet due and payable.

          (c) Affiliated Holdings has filed all state, federal or local income and/or franchise tax returns required to be filed by it from inception to the date hereof. Each of such income tax returns reflects the taxes due for the period covered thereby, except for amounts which, in the aggregate, are immaterial.

          (d)  The  books  and  records,  financial and otherwise, of Affiliated
     Holdings are in all material respects complete and correct and have been maintained in accordance with good business and accounting practices.

          (e) All of Affiliated Holdings' assets are reflected on its financial statements, and, except as set forth in the Affiliated Holdings Schedules or the financial statements of Affiliated Holdings or the notes thereto, Affiliated Holdings has no material liabilities, direct or indirect, matured or unmatured, contingent or otherwise.

     Section 1.05   Information.  The information concerning Affiliated Holdings
                    -----------
set forth in this Agreement is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading. In addition, Affiliated Holdings has fully disclosed in writing to Unicorp all information relating to matters involving Affiliated Holdings or its assets or its present or past operations or activities which (i) indicated or may indicate, in the aggregate, the existence of a greater than $50,000 liability of Affiliated Holdings.

     Section 1.06   Options  or  Warrants.  There  are  no  existing  options,
                    ---------------------
warrants, calls, or commitments of any character relating to the authorized and unissued Affiliated Holdings common stock.

     Section 1.07   Absence  of Certain Changes or Events.  Except  as set forth
                    -------------------------------------
in  this  Agreement;

          (a) there has not been (i) any material adverse change in the business, operations, properties, assets, or condition of Affiliated Holdings or (ii) any damage, destruction, or loss to Affiliated Holdings
     (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets, or condition of Affiliated Holdings ;

          (b) Affiliated Holdings has not (i) amended its Articles of Incorporation or Bylaws; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are outside of the ordinary course of business or material considering the business of Affiliated Holdings; (iv) made any material change in its method of management, operation or accounting; (v) entered into any other material transaction other than sales in the ordinary course of its business; (vi) made any accrual or arrangement for payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of its salaried employees whose monthly compensation exceeds $5,000; or (viii) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees other than in the ordinary course of business;

          (c) Affiliated Holdings has not (i) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except as disclosed herein and except liabilities incurred in the ordinary course of business; (ii) paid or agreed to pay any material obligations or liability (absolute or contingent) other than current liabilities reflected in or shown on the most recent Affiliated Holdings balance sheet, and current liabilities incurred since that date in the ordinary course of business and professional and other fees and expenses in connection with the preparation of this Agreement and the consummation of the transactions contemplated hereby; (iii) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights (except assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than $10,000), or canceled, or agreed to cancel, any debts or claims (except debts or claims which in the aggregate are of a value of less than $10,000); (iv) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of Affiliated Holdings; or (v) issued, delivered, or agreed to issue or deliver any stock, bonds or other corporate securities including debentures (whether authorized and unissued or held as treasury stock); and

          (d) to the best knowledge of Affiliated Holdings, Affiliated Holdings has not become subject to any law or regulation which materially and adversely affects, or in the future may adversely affect the business, operations, properties, assets, or condition of Affiliated Holdings.

     Section 1.08   Title and Related Matters.  Affiliated Holdings has good and
                    -------------------------
marketable title to all of its properties, inventory, interests in properties, and assets, real and personal, which are reflected in the most recent Affiliated Holdings balance sheet or acquired after that date (except properties, inventory, interests in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business) free and clear of all liens, pledges, charges, or encumbrances except (a) statutory liens or claims not yet delinquent and (b) such imperfections of title and easements as do not and will not materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties; Affiliated Holdings owns, free and clear of any liens, claims, encumbrances, royalty interests, or other restrictions or limitations of any nature whatsoever, any and all products it is currently manufacturing, including the underlying technology and data, and all procedures, techniques, marketing plans, business plans, methods of management, or other information utilized in connection with Affiliated Holdings' business; no third party has any right to, and Affiliated Holdings has not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, propriety techniques, trademarks, service marks, trade names, or copyrights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse effect on the business, operations, financial condition, income, or business prospects of Affiliated Holdings or any material portion of its properties, assets, or rights.

     Section 1.09   Litigation  and  Proceedings.  There  are no actions, suits,
                    ----------------------------
proceedings, or investigations pending or, to the knowledge of Affiliated Holdings after reasonable investigation, threatened by or against Affiliated Holdings or affecting Affiliated Holdings or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. Affiliated Holdings does not have any knowledge of any material default on its part with respect to any judgment, order, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

      Section 1.10   Contracts.
                     ---------

          (a) There are no "material" contracts, agreements, franchises, license agreements, debt instruments or other commitments to which Affiliated Holdings is a party or by which it or any of its assets, products, technology, or properties are bound other than those incurred in the ordinary course of business (as used in this Agreement, a "material" contract, agreement, franchise, license agreement, debt instrument or commitment is one which (i) will remain in effect for more than six (6)


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
     months after the date of this Agreement or (ii) involves aggregate obligations of at least one-hundred thousand dollars ($100,000));

          (b) All material contracts, agreements, franchises, license agreements, and other commitments to which Affiliated Holdings is a party or by which its properties are bound and which are material to the operations of Affiliated Holdings taken as a whole are valid and enforceable by Affiliated Holdings in all respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally;

          (c) Affiliated Holdings is not a party to or bound by, and the properties of Affiliated Holdings are not subject to any material contract, agreement, other commitment or instrument; any charter or other corporate restriction; or any judgment, order, writ, injunction, decree, or award which materially and adversely affects, the business operations, properties, assets, or condition of Affiliated Holdings; and

          (d) Affiliated Holdings is not a party to any oral or written (i) contract for the employment of any officer or employee which is not terminable on 30 days, or less notice; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, (iii) material agreement, contract, or indenture relating to the borrowing of money, (iv) guaranty of any obligation, other than one on which Affiliated Holdings is a primary obligor, for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations which, in the aggregate do not exceed more than one year or providing for payments in excess of $50,000 in the aggregate;
     (vi) collective bargaining agreement; or (vii) agreement with any present or former (on or after Jan. 1, 2002) officer or director of Affiliated Holdings.

     Section 1.11   Material  Contract Defaults.  Affiliated  Holdings is not in
                    ---------------------------
default in any material respect under the terms of any outstanding material contract, agreement, lease, or other commitment and there is no event of default in any material respect under any such material contract, agreement, lease, or other commitment in respect of which Affiliated Holdings has not taken adequate steps to prevent such a default from occurring.

     Section 1.12   No  Conflict  With Other Instruments.  The execution of this
                    ------------------------------------
Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute an event of default under, or terminate, accelerate or modify the terms of any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which Affiliated Holdings is a party or to which any of its properties or operations are subject.

     Section 1.13   Governmental  Authorizations.  Affiliated  Holdings  has all
                    ----------------------------
licenses, franchises, permits, and other governmental authorizations that are legally required to enable it to conduct its business in all material respects as conducted on the date hereof. Except for compliance with federal and state securities and corporation laws, as hereinafter provided, no authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by Affiliated Holdings of this Agreement and the consummation by Affiliated Holdings of the transactions contemplated hereby.

     Section 1.14   Compliance  With  Laws  and Regulations.  To the best of its
                    ---------------------------------------
knowledge Affiliated Holdings has complied with all applicable statutes and regulations of any federal, state, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of Affiliated Holdings or except to the extent that noncompliance would not result in the occurrence of any material liability for Affiliated Holdings.

     Section 1.15   Insurance.  All of the properties of Affiliated Holdings are
                    ---------
insured  for  an  amount  deemed  reasonable.

     Section 1.16   Approval of Agreement.  The board of directors of Affiliated
                    ---------------------
Holdings has authorized the execution and delivery of this Agreement by Affiliated Holdings and has approved this Agreement and the transactions contemplated hereby.


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
     Section 1.17   Valid  Obligation.  This  Agreement  and  all agreements and
                    -----------------
other documents executed by Affiliated Holdings in connection herewith constitute the valid and binding obligation of Affiliated Holdings, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

                                   ARTICLE II

              REPRESENTATIONS, COVENANTS, AND WARRANTIES OF UNICORP

     As an inducement to, and to obtain the reliance of Affiliated Holdings and the Affiliated Holdings Shareholders, except as set forth in the Unicorp Schedules (as hereinafter defined), Unicorp represents and warrants as follows:

     Section 2.01   Organization.  Unicorp  is  a  corporation  duly  organized,
                    ------------
validly existing, and in good standing under the laws of the State of Nevada and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets, to carry on its business in all material respects as it is now being conducted, and except where failure to be so qualified would not have a material adverse effect on its business, there is no jurisdiction in which it is not qualified in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of Unicorp's certificate of incorporation or bylaws. Unicorp has taken all action required by law, its certificate of incorporation, its bylaws, or otherwise to authorize the execution and delivery of this Agreement, and Unicorp has full power, authority, and legal right and has taken all action required by law, its certificate of incorporation, bylaws, or otherwise to consummate the transactions herein contemplated.

     Section 2.02   Capitalization.  Unicorp's  authorized  capitalization
                    --------------
consists of 1,500,000,000 shares of common stock, par value $.001 of which 596,469 shares are issued and outstanding. No shares of preferred stock or any other claim of common stock are authorized. All issued and outstanding shares are legally issued, fully paid, and non-assessable and not issued in violation of the preemptive or other rights of any person.

     Section 2.03   Subsidiaries and Predecessor Corporations.  Unicorp does not
                    -----------------------------------------
have any predecessor corporation(s) or subsidiaries, and does not own, beneficially or of record, any shares of any other corporation.

     Section 2.04   Securities  Filings;  Financial  Statements.
                    -------------------------------------------

          (a) For at least the past twenty-four months Unicorp has timely filed all forms, reports and documents required to be filed with the Securities and Exchange Commission, and has heretofore delivered to Affiliated
     Holdings, in the form filed with the Commission, (i) all quarterly and annual reports on Forms 10-QSB and 10-KSB filed since December 31, 2001
     (ii) all other reports filed by Unicorp with the Securities and Exchange Commission since December 31, 2001, (collectively, the "SEC Reports") and
     (iii) all comment letters from the Securities and Exchange Commission with respect to the SEC Reports. The SEC Reports (i) were prepared in accordance with the requirements of the Securities Exchange Act of 1934 or the Securities Act of 1933, as appropriate, and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading as of the date hereof none of its SEC Reports need to be amended to correct any prior disclosure in order for prior SEC Reports to not contain any untrue statement of material fact or omission to state any material fact. Unicorp is current in all of its obligations under federal securities laws.

          (b) All such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved. The Unicorp balance sheets present fairly as of their respective dates the financial condition of Unicorp. As of the date of such balance sheets, except as and to the extent reflected or reserved against therein, Unicorp had no liabilities or obligations
     (absolute  or  contingent)  which  should  be  reflected  in  the


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
     balance sheets or the notes thereto prepared in accordance with generally accepted accounting principles, and all assets reflected therein are properly reported and present fairly the value of the assets of Unicorp, in accordance with generally accepted accounting principles. The statements of operations, stockholders' equity and cash flows reflect fairly the information required to be set forth therein by generally accepted accounting principles.

          (c) Unicorp has no liabilities with respect to the payment of any federal, state, county, local or other taxes (including any deficiencies, interest or penalties), except for taxes accrued but not yet due and payable.

          (d) Unicorp has timely filed all state, federal or local income and/or franchise tax returns required to be filed by it from inception to the date hereof. Each of such income tax returns reflects the taxes due for the period covered thereby, except for amounts which, in the aggregate, are immaterial.

          (e) The books and records, financial and otherwise, of Unicorp are in all material aspects complete and correct and have been maintained in accordance with good business and accounting practices.

          (f) All of Unicorp's assets are reflected on its financial statements, and, except as set forth in the Unicorp Schedules or the financial statements of Unicorp or the notes thereto, Unicorp has no material liabilities, direct or indirect, matured or unmatured, contingent or otherwise.

     Section 2.05   Information.  The  information  concerning Unicorp set forth
                    -----------
in this Agreement and the Unicorp Schedules is complete and accurate in all material respects and does not contain any untrue statements of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading. In addition, Unicorp has fully disclosed in writing to Affiliated Holdings (through this Agreement or the Unicorp Schedules) all information relating to matters involving Unicorp or its assets or its present or past operations or activities which (i) indicated or may indicate, in the aggregate, the existence of a greater than $25,000 liability of Unicorp.

     Section 2.06   Options  or  Warrants.  There  are  no  existing  options,
                    ---------------------
warrants, calls, or commitments of any character relating to any issued and outstanding capital stock or to any authorized and unissued capital stock of Unicorp.

     Section 2.07   Absence of Certain Changes or Events.  Since the date of the
                    ------------------------------------
most  recent  Unicorp  balance  sheet:

          (a) there has not been (i) any material adverse change in the business, operations, properties, assets or condition of Unicorp or (ii) any damage, destruction or loss to Unicorp (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets or condition of Unicorp;


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
          (b) Unicorp has not (i) amended its certificate of incorporation or bylaws; (ii) declared or made, or agreed to declare or make any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are outside of the ordinary course of business or material considering the business of Unicorp; (iv) made any material change in its method of management, operation, or accounting; (v) entered into any transactions or agreements other than in the ordinary course of business;
     (vi) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of its salaried employees whose monthly compensation exceed $1,000; or
     (viii) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement, made to, for or with its officers, directors, or employees;

          (c) Unicorp has not (i) granted or agreed to grant any options, warrants, or other rights for its stock, bonds, or other corporate securities calling for the issuance thereof or with respect to outstanding common stock; (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business;
     (iii) paid or agreed to pay any material obligations or liabilities (absolute or contingent) other than current liabilities reflected in or shown on the most recent Unicorp balance sheet and current liabilities incurred since that date in the ordinary course of business and professional and other fees and expenses in connection with the preparation of this Agreement and the consummation of the transaction contemplated hereby; (iv) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights (except assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than $1000), or canceled, or agreed to cancel, any debts or claims (except debts or claims which in the aggregate are of a value less than $1000); (v) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of Unicorp; or (vi) issued, delivered or agreed to issue or deliver, any stock, bonds, or other corporate securities including debentures (whether authorized and unissued or held as treasury stock), except in connection with this Agreement; and

          (d) to the best knowledge of Unicorp, it has not become subject to any law or regulation which materially and adversely affects, or in the future, may adversely affect, the business, operations, properties, assets or condition of Unicorp.

     Section 2.08   Title and Related Matters.  Unicorp  has good and marketable
                    -------------------------
title to all of its properties, inventory, interest in properties, and assets, real and personal, which are reflected in the most recent Unicorp balance sheet or acquired after that date (except properties, inventory, interest in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all liens, pledges, charges, or encumbrances except (a) statutory liens or claims not yet delinquent; (b) such imperfections of title and easements as do not and will not materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties; and (c) as described in the Unicorp Schedules. Except as set forth in the Unicorp Schedules, Unicorp owns, free and clear of any liens, claims, encumbrances, royalty interests, or other restrictions or limitations of any nature whatsoever, any and all products it is currently manufacturing, including the underlying technology and data, and all procedures, techniques, marketing plans, business plans, methods of management, or other information utilized in connection with Unicorp's business. Except as set forth in the Unicorp Schedules, no third party has any right to, and Unicorp has not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, propriety techniques, trademarks, service marks, trade names, or copyrights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse effect on the business, operations, financial condition, income, or business prospects of Unicorp or any material portion of its properties, assets, or rights.

     Section 2.09   Litigation  and  Proceedings.  There  are  no  actions,  SEC
                    ----------------------------
inquires (formal or informal), suits, proceedings or investigations pending or, to the knowledge Unicorp after reasonable investigation, threatened by or against Unicorp or affecting Unicorp or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind.

Unicorp has no knowledge of any default on its part with respect to any judgement, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator, or governmental agency or instrumentality or any circumstance which after reasonable investigation would result in the discovery of such default.

     Section 2.10   Contracts.
                    ---------

          (a) Unicorp is not a party to, and its assets, products, technology and properties are not bound by, any material contract, franchise, license agreement, agreement, debt instrument or other commitments whether such agreement is in writing or oral

          (b) All contracts, agreements, franchises, license agreements, and other commitments to which Unicorp is a party or by which its properties are bound and which are material to the operations of Unicorp taken as a whole are valid and enforceable by Unicorp in all respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally;

          (c) Unicorp is not a party to or bound by, and the properties of Unicorp are not subject to any contract, agreement, other commitment or instrument; any charter or other corporate restriction; or any judgment, order, writ, injunction, decree, or award which materially and adversely affects, the business operations, properties, assets, or condition of Unicorp; and

          (d) Except as included or described in the Unicorp Schedules or reflected in the most recent Unicorp balance sheet, Unicorp is not a party to any oral or written (i) contract for the employment of any officer or employee which is not terminable on 30 days, or less notice; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, (iii) agreement, contract, or indenture relating to the borrowing of money, (iv) guaranty of any obligation, other than one on which Unicorp is a primary obligor, for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations which, in the aggregate do not exceed more than one year or providing for payments in excess of $25,000 in the aggregate;
     (vi) collective bargaining agreement; or (vii) agreement with any present or former officer or director of Unicorp.

     Section 2.11   Material  Contract  Defaults.  Unicorp  is not in default in
                    ----------------------------
any material respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets or condition of Unicorp and there is no event of default in any material respect under any such contract, agreement, lease, or other commitment in respect of which Unicorp has not taken adequate steps to prevent such a default from occurring.

     Section 2.12   No  Conflict With Other Instruments.  The  execution of this
                    -----------------------------------
Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute a default under, or terminate, accelerate or modify the terms of, any indenture, mortgage, deed of trust, or other material agreement or instrument to which Unicorp is a party or to which any of its assets or operations are subject.

     Section 2.13   Governmental  Authorizations.  Unicorp  has  all  licenses,
                    ----------------------------
franchises, permits, and other governmental authorizations, that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal and state securities or corporation laws, as hereinafter provided, no authorization, approval, consent or order of, of registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by Unicorp of this Agreement and the consummation by Unicorp of the transactions contemplated hereby.

     Section 2.14   Compliance  With  Laws and Regulations.  To  the best of its
                    --------------------------------------
knowledge, Unicorp has complied with all applicable statutes and regulations of any federal, state, or other applicable governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of Unicorp or except to the extent that noncompliance would not result in the occurrence of any material liability. This compliance includes, but is not limited to, the filing of all reports to date with federal and state securities authorities.

     Section 2.15   Insurance.  All  of  the  properties  of  Unicorp  are fully
                    ---------
insured  for  their  full  replacement
cost.

     Section 2.16   Approval  of  Agreement.  The board  of directors of Unicorp
                    -----------------------
has authorized the execution and delivery of this Agreement by Unicorp and has approved this Agreement and the transactions contemplated hereby and will recommend to its shareholders that they approve this Agreement and the transactions contemplated hereby.

     Section 2.17   Continuity  of  Business  Enterprises.  Unicorp  has  no
                    -------------------------------------
commitment or present intention to liquidate Affiliated Holdings or sell or otherwise dispose of a material portion of Affiliated Holdings' business or assets following the consummation of the transactions contemplated hereby.

     Section 2.18   Material  Transactions or Affiliations.  Except as disclosed
                    --------------------------------------
herein  and  in  the  Unicorp  Schedules, there exists no contract, agreement or arrangement between Unicorp and any predecessor and any person who was at the time of such contract, agreement or arrangement an officer, director, or person owning of record or known by Unicorp to own beneficially, 5% or more of the issued and outstanding common stock of Unicorp and which is to be performed in whole or in part after the date hereof or was entered into not more than three years prior to the date hereof. Neither any officer, director, nor 5% shareholder of Unicorp has, or has had since inception of Unicorp, any known interest, direct or indirect, in any such transaction with Unicorp which was material to the business of Unicorp. Unicorp has no commitment, whether written or oral, to lend any funds to, borrow any money from, or enter into any other transaction with, any such affiliated person.

     Section 2.19   Bank  Accounts;  Power  of Attorney.  Set  forth in Schedule
                    -----------------------------------
2.19 is a true and complete list of (a) all accounts with banks, money market mutual funds or securities or other financial institutions maintained by Unicorp within the past twelve (12) months, the account numbers thereof, and all persons authorized to sign or act on behalf of Unicorp, (b) all safe deposit boxes and other similar custodial arrangements maintained by Unicorp within the past twelve (12) months, and (c) the names of all persons holding powers of attorney from Unicorp or who are otherwise authorized to act on behalf of Unicorp with respect to any matter, other than its officers and directors, and a summary of the terms of such powers or authorizations.

     Section 2.20   Valid  Obligation.  This  Agreement  and  all agreements and
                    -----------------
other documents executed by Unicorp in connection herewith constitute the valid and binding obligation of Unicorp, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

                                   ARTICLE III

                                PLAN OF EXCHANGE

     Section 3.01   The  Exchange.  On  the  terms and subject to the conditions
                    -------------
set forth in this Agreement, on the Closing Date (as defined in Section 3.03), each Affiliated Holdings Shareholder who shall elect to accept the exchange offer described herein (the "Accepting Shareholders"), shall assign, transfer and deliver, free and clear of all liens, pledges, encumbrances, charges, restrictions or known claims of any kind, nature, or description, the number of shares of common stock of Affiliated Holdings in the aggregate constituting 100% of the issued and outstanding shares of common stock of Affiliated Holdings held by each of such shareholders; the objective of such Exchange being the acquisition by Unicorp of 100% of the issued and outstanding common stock of Affiliated Holdings. In exchange for the transfer of such securities by the Affiliated Holdings Shareholders, Unicorp shall issue to the Affiliated Holdings Shareholders (1) an aggregate of 75 million shares of common stock of Unicorp (the "Initial Shares"). At the Closing, each Affiliated Holdings Shareholder shall, on surrender of his certificate or certificates representing such Affiliated Holdings shares to Unicorp or its registrar or transfer agent, be entitled to receive a certificate or certificates evidencing his proportionate interest in the Initial Shares. Upon consummation of the transaction contemplated herein, assuming participation by all of the Affiliated Holdings Shareholders, all of the shares of capital stock of Affiliated Holdinsg shall be held by Unicorp.

     Section 3.02   Anti-Dilution.  The number of shares of Unicorp common stock
                    -------------
issuable  upon
exchange pursuant to Section 3.01 shall be appropriately adjusted to take into account any other stock split, stock dividend, reverse stock split, recapitalization, or similar change in the Unicorp common stock which may occur
(i) between the date of the execution of this Agreement and the Closing Date, as to the Initial Shares, and (ii) between the date of the execution of this Agreement and the release date, as to the Additional Shares.

     Section 3.03   Closing.  The  closing  ("Closing")  of  the  transactions
                    -------
contemplated by this Agreement shall be on a date and at such time as the parties may agree ("Closing Date") but not later than July 29, 2004. Such Closing shall take place at a mutually agreeable time and place.

     Section 3.04   Closing  Events.  At  the  Closing,  Unicorp,  Affiliated
                    ---------------
Holdings and each of the Accepting Shareholders shall execute, acknowledge, and deliver (or shall ensure to be executed, acknowledged, and delivered) any and all certificates, opinions, financial statements, schedules, agreements, resolutions, rulings or other instruments required by this Agreement to be so delivered at or prior to the Closing, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby. Among other things, Unicorp shall provide an opinion of counsel acceptable to Brewer & Pritchard, P.C. as to such matters as Brewer & Pritchard, P.C. may reasonably request

     Section 3.05   Termination.
                    -----------
          (a) This Agreement may be terminated by the board of directors of either Unicorp or Affiliated Holdings at any time prior to the Closing Date if there shall be any actual or threatened action or proceeding before any court or any governmental body which shall seek to restrain, prohibit, or invalidate the transactions contemplated by this Agreement and which, in the judgement of such board of directors, made in good faith and based upon the advice of its legal counsel, makes it inadvisable to proceed with the Exchange.

     In the event of termination pursuant to this paragraph (a) of Section 3.05, no obligation, right or liability shall arise hereunder, and each party shall bear all of the expenses incurred by it in connection with the negotiation, drafting, and execution of this Agreement

          (b) This Agreement may be terminated by the board of directors of Unicorp at any time prior to the Closing Date if:

               (i) the board of directors of Unicorp determines in good faith that one or more of Unicorp's conditions to Closing has not occurred, through no fault of Unicorp.

               (ii) Affiliated Holdings shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of Affiliated Holdings contained herein shall be inaccurate in any material respect, where such noncompliance or inaccuracy has not been cured within ten
          (10)  days  after  written  notice  thereof.

               (iii) Affiliated Holdings updates its Schedules or disclaimers that Unicorp finds unacceptable.

     If this Agreement is terminated pursuant to this paragraph (b) of Section 3.05, this Agreement shall be of no further force or effect, and each party shall bear its own costs incurred in connection with the negotiation, preparation, and execution of this Agreement.

          (c) This Agreement may be terminated by the board of directors of Affiliated Holdings at any time prior to the Closing Date if:

               (i) the board of directors of Affiliated Holdings determines in good faith that one or more of Affiliated Holdings' conditions to Closing has not occurred, through no fault of Affiliated holdings;

               Affiliated Holdings (ii) Unicorp shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of Unicorp contained herein shall be inaccurate in any material respect, where such noncompliance or inaccuracy has not been cured within ten
          (10)  days  after  written
          notice  thereof.

               (iii) Unicorp updates its disclosure or Schedule that Affiliated Holdings finds unacceptable.

     If this Agreement is terminated pursuant to this paragraph (c) of Section 3.05, this Agreement shall be of no further force or effect, and each party shall bear its own costs incurred in connection with the negotiation, preparation and execution of this Agreement.

                                   ARTICLE IV

                                SPECIAL COVENANTS

     Section 4.01   Access  to  Properties and Records.  Unicorp  and Affiliated
                    ----------------------------------
Holdings will each afford to the officers and authorized representatives of the other full access to the properties, books and records of Unicorp or Affiliated Holdings, as the case may be, in order that each may have a full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other.

     Section 4.02   Delivery  of Books and Records.  At  the Closing, Affiliated
                    ------------------------------
Holdings shall deliver to Unicorp the originals of the corporate minute books, books of account, contracts, records, and all other books or documents of Affiliated Holdings now in the possession of Affiliated Holdings or its representatives.

     Section 4.03   Third  Party  Consents  and  Certificates.  Unicorp  and
                    -----------------------------------------
Affiliated Holdings agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.

     Section 4.04   Reserved.
                    --------

     Section 4.05   Reserved.
                    --------

     Section 4.06   Consent  of  Affiliated  Holdings Shareholders.  Kevan Casey
                    ----------------------------------------------
shall use his best efforts to obtain the consent of all Affiliated Holdings Shareholders to participate in the Exchange.

     Section 4.07   Reserved.
                    --------

     Section 4.08   Exclusive  Dealing Rights.  Until 5:00 P.M. Central Daylight
                    -------------------------
Time on July 29, 2004.

          (a) In recognition of the substantial time and effort which Unicorp has spent and will continue to spend in investigating Affiliated Holdings and its business and in addressing the matters related to the transactions contemplated herein, each of which may preempt or delay other management activities, neither Affiliated Holdings, nor any of its officers, employees, representatives or agents will directly or indirectly solicit or initiate any discussions or negotiations with, or, except where required by fiduciary obligations under applicable law as advised by counsel, participate in any negotiations with or provide any information to or otherwise cooperate in any other way with, or facilitate or encourage any effort or attempt by, any corporation, partnership, person or other entity or group (other than Unicorp and its directors, officers, employees, representatives and agents) concerning any merger, sale of substantial assets, sale of shares of capital stock, or similar transactions involving Affiliated Holdings (all such transactions being referred to as "Affiliated Holdings Acquisition Transactions"). If Affiliated Holdings receives any proposal with respect to a Affiliated Holdings Acquisition Transaction, it will immediately communicate to Unicorp the fact that it has received such proposal and the principal terms thereof.

          (b) In recognition of the substantial time and effort which Affiliated Holdings has spent and will continue to spend in investigating Unicorp and its business and in addressing the matters related to the transactions contemplated herein, each of which may preempt or delay other management activities, neither Unicorp, nor any of its officers, employees, representatives or agents will directly or indirectly solicit or initiate any discussions or negotiations with, or, except where required by fiduciary obligations under applicable law as advised by counsel, participate in any negotiations with or provide any information to or otherwise cooperate in any other way with, or facilitate or encourage any effort or attempt by, any corporation, partnership, person or other entity or group (other than Affiliated Holdings and its directors, officers, employees, representatives and agents) concerning any merger, sale of substantial assets, sale of shares of capital stock, (including without limitation, any public or private offering of the common stock of Unicorp or similar transactions involving Unicorp (all such transactions being referred to as "Unicorp Acquisition Transactions"). If Unicorp receives any proposal with respect to a Unicorp Acquisition Transaction, it will immediately communicate to Affiliated Holdings the fact that it has received such proposal and the principal terms thereof.

     Section  4.09   Actions  Prior  to  Closing.
                     ----------------------------

          (a) From and after the date of this Agreement until the Closing Date and except as set forth in the Unicorp Schedules or Affiliated Holdings Schedules or as permitted or contemplated by this Agreement, Unicorp (subject to paragraph (d) below) and Affiliated Holdings respectively, will each:

               (i) carry on its business in substantially the same manner as it has heretofore;

               (ii) maintain and keep its properties in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty;

               (iii) maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;

               (iv) perform in all material respects all of its obligations under material contracts, leases, and instruments relating to or affecting its assets, properties, and business;

               (v) use its best efforts to maintain and preserve its business organization intact, to retain its key employees, and to maintain its relationship with its material suppliers and customers; and

               (vi) fully comply with and perform in all material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations, and orders imposed by federal or state governmental authorities.

          (b) From and after the date of this Agreement until the Closing Date, neither Unicorp nor Affiliated Holdings will:

               (i) make any changes in their articles or certificate of incorporation or bylaws;

               (ii) take any action described in Section 1.07 in the case of Affiliated Holdings , or in Section 2.07, in the case of Unicorp (all except as permitted therein or as disclosed in the applicable party's schedules);

               (iii) enter into or amend any contract, agreement, or other instrument of any of the types described in such party's schedules, except that a party may enter into or amend any contract, agreement, or other instrument in the ordinary course of business involving the sale of goods or services; or

               (iv) sell any assets or discontinue any operations (other than the Divestiture), sell any shares of capital stock (other than as contemplated in Sections 4.07 and 4.08 hereof and the sale of securities underlying existing warrants or options of Unicorp) or conduct any similar transactions other than in the ordinary course of business.

          (c) In light of the fact that Affiliated Holdings ' Shareholders will control Unicorp as a result of the Exchange, from and after the date of this Agreement until the Closing Date, Unicorp shall take no action which is material to its business without the prior written approval of Affiliated Holdings , which Affiliated Holdings may give or withhold in its sole discretion after consultation with Unicorp.

     Section 4.10   Reserved.
                    --------

     Section 4.11   Indemnification.
                    ---------------

          (a) Affiliated Holdings hereby agrees to indemnify Unicorp and each of the officers, agents and directors of Unicorp as of the date of execution of this Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentations made under Article I of this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

          (b) Unicorp hereby agrees to indemnify Affiliated Holdings and each of the officers, agents, and directors of Affiliated Holdings and each of the Affiliated Holdings Shareholders as of the date of execution of this Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made under Article II of this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

     Section 4.12   Indemnification  of  Subsequent  Corporate  Actions.
                    ---------------------------------------------------

          (a) No officer, director, controlling shareholder, agent or representative of Unicorp, or any other person currently affiliated with Unicorp, has offered or agreed to assist in the promotion, market making, development, enhancement, or support of Unicorp's business, capital raising, or securities market.

          (b) Unicorp hereby represents and warrants that it will indemnify and hold harmless any officer, director, controlling shareholder, agent or representative of Unicorp, or any other person affiliated with Unicorp, from any decisions, activities, or conduct of Unicorp contemporaneous with, or subsequent to this Agreement.

                                    ARTICLE V

                 CONDITIONS PRECEDENT TO OBLIGATIONS OF UNICORP

     The obligations of Unicorp under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

     Section 5.01   Accuracy  of  Representations  and Performance of Covenants.
                    -----------------------------------------------------------
The representations and warranties made by Affiliated Holdings in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement). Affiliated Holdings shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by Affiliated Holdings prior to or at the Closing. Unicorp shall be furnished with a certificate, signed by a duly authorized executive officer of Affiliated Holdings and dated the Closing Date, to the foregoing effect.

     Section 5.02   Officer's  Certificate.  Unicorp  shall  have been furnished
                    ----------------------
with  a  certificate  dated  the

Closing Date and signed by a duly authorized officer of Affiliated Holdings to the effect that no litigation, proceeding, investigation, or inquiry is pending, or to the best knowledge of Affiliated Holdings threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement, or, to the extent not disclosed in the Affiliated Holdings Schedules, by or against Affiliated Holdings , which might result in any material adverse change in any of the assets, properties, business, or operations of Affiliated Holdings .

     Section 5.03   Good Standing.  Unicorp shall have received a certificate of
                    --------------
good standing from Affiliated Holdings , dated as of a date within ten days prior to the Closing Date certifying that Affiliated Holdings is in good standing as a corporation in the State of Texas.

     Section 5.04   Approval  by Affiliated Holdings Shareholders.  The Exchange
                    ---------------------------------------------
shall have been approved, and shares delivered in accordance with Section 3.01, by the holders of not less than ninety percent (90%) of the outstanding common stock of Affiliated Holdings, unless a lesser number is agreed to by Unicorp.

     Section 5.05   No  Governmental  Prohibition.  No  order,  statute,  rule,
                    -----------------------------
regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby.

     Section 5.06   Consents.  All  consents,  approvals,  waivers or amendments
                    --------
pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the transactions contemplated herein, or for the continued operation of Unicorp and Affiliated Holdings after the Closing Date on the basis as presently operated shall have been obtained.

     Section 5.07   Other  Items.  Unicorp  shall  have  received  a  list  of
                    ------------
Affiliated Holdings Shareholders containing the name, address, and number of shares held by each Affiliated Holdings Shareholder as of the date of Closing, certified by an executive officer of Affiliated Holdings as being true, complete and accurate.

                                   ARTICLE VI

           CONDITIONS PRECEDENT TO OBLIGATIONS OF AFFILIATED HOLDINGS
                    AND THE AFFILIATED HOLDINGS SHAREHOLDERS

     The obligations of Affiliated Holdings and the Affiliated Holdings Shareholders under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

     Section 6.01   Accuracy  of  Representations  and Performance of Covenants.
                    -----------------------------------------------------------
The representations and warranties made by Unicorp in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date. Additionally, Unicorp shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by Unicorp and shall have satisfied the conditions described below prior to or at the Closing:

          (a) Immediately prior to the Closing, Unicorp shall have no more than an aggregate of 596,469 shares of common stock issued and outstanding or issuable pursuant to outstanding warrants and options, excluding any shares issuable pursuant to the Exchange.

          (b) The shareholders of Unicorp shall have approved the Exchange and the related transactions described herein.

Affiliated Holdings shall have been furnished with certificates, signed by duly authorized executive officers of Unicorp and dated the Closing Date, to the foregoing effect.

     Section 6.02   Officer's  Certificate. Affiliated Holdings  shall have been
                    ----------------------
furnished with certificates dated the Closing Date and signed by duly authorized executive officers of Unicorp, to the effect that no litigation, proceeding, investigation or inquiry is pending, or to the best knowledge of Unicorp threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement or, to the extent not disclosed in the Unicorp Schedules, by or against Unicorp, which might result in any material adverse change in any of the assets, properties or operations of Unicorp.

     Section 6.03   Good  Standing.  Affiliated  Holdings  shall have received a
                    --------------
certificate of good standing from the Secretary of State of the State of Nevada or other appropriate office, dated as of a date within ten days prior to the Closing Date certifying that Unicorp is in good standing as a corporation in the State of Nevada and has filed all tax returns required to have been filed by it to date and has paid all taxes reported as due thereon.

     Section 6.04   No  Governmental  Prohibition.  No  order,  statute,  rule,
                    -----------------------------
regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby.

     Section 6.05   Other  Items.  Affiliated  Holdings  shall  have received an
                    ------------
acceptable legal opinion as contemplated in Section 3.04.

                                   ARTICLE VII

                                  MISCELLANEOUS

     Section 7.01   Brokers.  Unicorp  and Affiliated Holdings agree that, there
                    -------
were no finders or brokers involved in bringing the parties together or who were instrumental in the negotiation, execution or consummation of this Agreement. Unicorp and Affiliated Holdings each agree to indemnify the other against any claim by any third person other than those described above for any commission, brokerage, or finder's fee arising from the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.

     Section 7.02   Governing  Law.  This  Agreement  shall  be  governed  by,
                    --------------
enforced, and construed under and in accordance with the laws of the United States of America and, with respect to the matters of state law, with the laws of the State of Texas without giving effect to principles of conflicts of law thereunder. Each of the parties (a) irrevocably consents and agrees that any legal or equitable action or proceedings arising under or in connection with this Agreement shall be brought exclusively in the federal courts of the United States, (b) by execution and delivery of this Agreement, irrevocably submits to and accepts, with respect to any such action or proceeding, generally and unconditionally, the jurisdiction of the aforesaid court, and irrevocably waives any and all rights such party may now or hereafter have to object to such jurisdiction.

     Section 7.03   Notices.  Any  notice  or  other  communications required or
                    -------
permitted hereunder shall be in writing and shall be sufficiently given if personally delivered to it or sent by telecopy, overnight courier or registered mail or certified mail, postage prepaid, addressed as follows:

     If to Unicorp, to:     UNICORP,  INC.
                            C/O  Vanderkam  &  Associates
                            1301  Travis,  #1200
                            Houston,  TX  77002


     If to Affiliated Holdings, to:          Affiliated  Holdings
                                             Attention: Kevan Casey
                                             3122 White Oak Drive
                                             Houston, Texas 77007

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given (i) upon receipt, if personally delivered, (ii) on the day after dispatch, if sent by overnight courier, (iii) upon dispatch, if transmitted by telecopy and receipt is confirmed by telephone and (iv) three (3) days after mailing, if sent by registered or certified mail.

     Section 7.04   Attorney's Fees.  In  the event that either party institutes
                    ---------------
any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the prevailing party shall be reimbursed by the losing party for all costs, including reasonable attorney's fees, incurred in connection therewith and in enforcing or collecting any judgement rendered therein.

     Section 7.05   Confidentiality.  Each  party  hereto  agrees with the other
                    ---------------
that, unless and until the transactions contemplated by this Agreement have been consummated, it and its representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except (i) to the extent such data or information is published, is a matter of public knowledge, or is required by law to be published; or (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement. In the event of the termination of this Agreement, each party shall return to the other party all documents and other materials obtained by it or on its behalf and shall destroy all copies, digests, work papers, abstracts or other materials relating thereto, and each party will continue to comply with the confidentiality provisions set forth herein.

     Section 7.06   Public  Announcements  and  Filings.  Unless  required  by
                    -----------------------------------
applicable law or regulatory authority, none of the parties will issue any report, statement or press release to the general public, to the trade, to the general trade or trade press, or to any third party (other than its advisors and representatives in connection with the transactions contemplated hereby) or file any document, relating to this Agreement and the transactions contemplated hereby, except as may be mutually agreed by the parties. Copies of any such filings, public announcements or disclosures, including any announcements or disclosures mandated by law or regulatory authorities, shall be delivered to each party at least one (1) business day prior to the release thereof.

     Section 7.07   Schedules;  Knowledge.  Each party  is presumed to have full
                    ---------------------
knowledge of all information set forth in the other party's schedules delivered pursuant to this Agreement.

     Section 7.08   Third  Party  Beneficiaries.  This  contract  is  strictly
                    ---------------------------
between Unicorp and Affiliated Holdings , and, except as specifically provided, no director, officer, stockholder (other than the Affiliated Holdings Shareholders), employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

     Section 7.09   Expenses.  Whether  or not the Exchange is consummated, each
                    --------
of Unicorp and Affiliated Holdings will bear their own respective expenses, including legal, accounting and professional fees, incurred in connection with the Exchange or any of the other transactions contemplated hereby.

     Section 7.10   Entire  Agreement.  This  Agreement  represents  the  entire
                    -----------------
agreement  between  the
parties relating to the subject matter thereof and supersedes all prior agreements, understandings and negotiations, written or oral, with respect to such subject matter.

     Section 7.11   Survival; Termination.  The representations, warranties, and
                    ---------------------
covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of one year.

     Section 7.12   Counterparts.  This  Agreement  may  be executed in multiple
                    ------------
counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

     Section 7.13   Amendment or Waiver.  Every right and remedy provided herein
                    -------------------
shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may by amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

     Section 7.14   Best  Efforts.  Subject  to  the terms and conditions herein
                    --------------
provided, each party shall use its best efforts to perform or fulfill all conditions and obligations to be performed or fulfilled by it under this Agreement so that the transactions contemplated hereby shall be consummated as soon as practicable. Each party also agrees that it shall use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective this Agreement and the transactions contemplated herein.

     IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first-above written.

ATTEST:                                        UNICORP, INC.


                                          BY:
-----------------------
Secretary or Assistant Secretary               President


ATTEST:                                        AFFILIATED HOLDINGS, INC.


                                          BY:
-----------------------
Secretary or Assistant Secretary               President

     The undersigned shareholders of _AFFILIATED HOLDINGS, INC. hereby agree to participate in the Exchange on the terms set forth above. Subject to Section
7.11 above, each of the undersigned hereby represents and affirms that he has read each of the representations and warranties of AFFILIATED HOLDINGS, INC. set out in Article I hereof and that, to the best of his knowledge, all of such representations and warranties are true and correct.


                                          Kevan Casey, individually


                                          Tommy Allen, individually

                                          --------------------------------------
                                          Trevor Ling, individually


                                          --------------------------------------
                                          Carl A. Chase, individually